Defiance Pure Electric Vehicle ETF
Schedule of Investments
September 30, 2023 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS — 3.1%
	Consumer Discretionary — 3.1%
858	Li Auto, Inc. - ADR (a)	$30,588
2,614	NIO, Inc. - ADR (a)	23,631
1,470	Rivian Automotive, Inc. - Class A (a)	35,692
150	Tesla, Inc. (a)	37,533
2,023	XPeng, Inc. - ADR (a)	37,142
		164,586
	TOTAL COMMON STOCKS (Cost $174,607)	164,586

	SHORT-TERM INVESTMENTS — 46.2%
2,452,822	First American Government Obligations Fund - Class X, 5.26% (b)(c)	2,452,822
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,452,822)	2,452,822

	TOTAL INVESTMENTS (Cost $2,627,429) — 49.3%	2,617,408
	Other Assets in Excess of Liabilities — 50.7%	2,696,379
	NET ASSETS — 100.0%	$5,313,787

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt.

(a) Non-income producing security.
(b) Rate shown is the annualized seven-day yield as of September 30, 2023.
(c) Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

The Global Industry Classifications Standard (GICS®) was developed by and/or is exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

Defiance Pure Electric Vehicle ETF
Schedule of Total Return Swaps
September 30, 2023 (Unaudited)
Reference Entity	Counterparty	Long/Short	Expiration Date	Financing Rate (a)	Payment Frequency	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Solactive Pure US Electric Vehicle Index	BNP Paribas	Long	07/16/2024	6.3%	Monthly	$5,147,468	$(24,365)
							$(24,365)

(a)	Floating rate based on the overnight bank rate and spread of 100 basis points and is reset monthly.

Summary of Fair Value Disclosure at September 30, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2023:

Defiance Pure Electric Vehicle ETF
	Level 1	Level 2	Level 3	Total
Assets(a)
Common Stocks	$164,586	$–	$–	$164,586
Short-Term Investments	2,452,822	–	–	2,452,822
Total Investments in Securities	$2,617,408	$–	$–	$2,617,408
Other Financial Instruments(b)
Total Return Swaps	$(24,365)	$–	$–	$(24,365)

(a) See Schedule of Investments for further disaggregation of investment categories.
(b) Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as total return swap agreements which are reflected at the unrealized appreciation (depreciation) on the instrument.

For the period ended September 30, 2023, the Fund did not recognize any transfers to or from Level 3.